UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________________________________________________________________________

FORM 8-K

 ______________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017 (August 28, 2017)

Commission File No. 001-34061

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HSN, INC.

(Exact name of registrant as specified in its charter)

 ________________________________________________________________________________________________

Delaware	26-2590893
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 HSN Drive, St. Petersburg, Florida	33729
(Address of principal executive offices)	(Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 5, 2017, HSN, Inc., a Delaware corporation (the “Company”), Liberty Interactive Corporation, a Delaware corporation (“Parent”) and Liberty Horizon, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of the Company by Parent through a merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”). The completion of the Merger is subject, among other conditions, to the expiration or termination of the waiting period applicable to the Merger pursuant to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder.

The Company filed the notification and report forms required pursuant to the HSR Act in connection with the Merger on July 28, 2017. As of 11:59 p.m., New York City time, on August 28, 2017, the waiting period under the HSR Act applicable to the Merger expired. Accordingly, the condition to the completion of the Merger relating to the expiration or termination of the waiting period under the HSR Act has been satisfied. The Merger remains subject to the satisfaction of other customary closing conditions.

FORWARD LOOKING STATEMENTS

This communication includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements about the proposed acquisition (the “proposed acquisition”) of HSN, Inc. (“HSNi”) by Liberty Interactive Corporation (“Liberty Interactive”), the timing of the proposed acquisition and Liberty Interactive’s proposed transaction involving General Communication, Inc., the capitalization of the QVC Group following the proposed acquisition, the continuation of Liberty Interactive’s stock repurchase program, the realization of estimated synergies and benefits from the proposed acquisition, business strategies, market potential, future financial prospects, new service and product offerings, the renaming of Liberty Interactive and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the expected timing and likelihood of completion of the proposed acquisition, including the timing and satisfaction of conditions to the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of HSNi or Liberty Interactive, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of HSNi and Liberty Interactive to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, market conditions conducive to stock repurchases, the risk of the amount of any future dividend HSNi may pay, and other factors. These forward-looking statements speak only as of the date of this communication, and Liberty Interactive, QVC, Inc. (“QVC”) and HSNi expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s, QVC’s or HSNi’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive, QVC and HSNi, including the most recent Forms 10-K and 10-Q for additional information about Liberty Interactive, QVC and HSNi and about the risks and uncertainties related to the business of each of Liberty Interactive, QVC and HSNi which may affect the statements made in this presentation.

No Offer or Solicitation

This communication relates to a proposed business combination between HSNi and Liberty Interactive. This announcement is for informational purposes only and nothing contained in this communication shall constitute an offer to buy or a solicitation of an offer to sell any securities or the solicitation of any vote in any jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

Liberty Interactive stockholders, HSNi stockholders and other investors are urged to read the registration statement and the proxy statement/prospectus to be filed regarding the proposed acquisition and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed acquisition. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of HSNi. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. Copies of documents filed with the SEC by HSNi will be made available free of charge on HSNi’s website at http://www.hsni.com or by contacting HSNi’s Investor Relations Department at HSN, Inc., 1 HSN Drive, St. Petersburg, Florida 33729, Attention Investor Relations, Telephone: (727) 872-1000, email: ir@hsn.net.

Participants in the Solicitation

The directors and executive officers of HSNi and other persons may be deemed to be participants in the solicitation of proxies from the holders of HSNi common stock in respect of the proposed acquisition. Information regarding the directors and executive officers of HSNi is available in its definitive proxy statement for HSNi’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2017 and in the other documents filed after the date thereof by HSNi with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HSN, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2017

HSN, INC.

By:	/s/ Rod R. Little
	Name:	Rod R. Little
	Title:	Chief Financial Officer